SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report	August 14, 2003
(Date of earliest event reported)	August 14, 2003

Kankakee Bancorp, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13676	36-3846489
(Commission File Number)	(I.R.S. Employer Identification Number)

310 South Schuyler Avenue, Kankakee, Illinois  60901

(Address of principal executive offices)  (Zip Code)

(815) 937-4440

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Business Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

99.1 News Release dated August 14, 2003

Item 12. Results of Operations and Financial Condition

On August 14, 2003, Kankakee Bancorp, Inc. issued a news release announcing its earnings for the quarter ended June 30, 2003. The news release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KANKAKEE BANCORP, INC.

By:	/S/ James. M. Lindstrom
James M. Lindstrom Chief Financial Officer

Dated: August 14, 2003

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